                                                           SEMI-ANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                          ENDED JANUARY 31, 1998

LONG-TERM INVESTING IN A SHORT-TERM WORLD(Sm)

[LOGO]
KEMPER HORIZON 20+ PORTFOLIO
KEMPER HORIZON 10+ PORTFOLIO
KEMPER HORIZON 5 PORTFOLIO


                              KEMPER HORIZON FUND

                   "... Overall, the last six months were a
                    testament to the wisdom of maintaining
                      a broadly allocated portfolio. ..."





                                                        [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
STATISTICS FOR HORIZON 20+
LARGEST HOLDINGS
9
STATISTICS FOR HORIZON 10+
LARGEST HOLDINGS
10
STATISTICS FOR HORIZON 5
LARGEST HOLDINGS
11
SHAREHOLDERS'
MEETING
12
PORTFOLIOS OF
INVESTMENTS
26
FINANCIAL STATEMENTS
28
NOTES TO
FINANCIAL STATEMENTS
34
FINANCIAL HIGHLIGHTS



AT A GLANCE
--------------------------------------------------------------------------------
KEMPER HORIZON FUND
TOTAL RETURNS*
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 1998
(UNADJUSTED FOR ANY SALES CHARGE)
--------------------------------------------------------------------------------

                              CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
HORIZON 20+                     1.03%     0.42%     0.50%
--------------------------------------------------------------------------------
HORIZON 10+                     1.72%     1.28%     1.50%
--------------------------------------------------------------------------------
HORIZON 5                       1.98%     1.83%     1.74%
--------------------------------------------------------------------------------

Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. During the period noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

--------------------------------------------------------------------------------
 KEMPER HORIZON FUND
 LIPPER RANKINGS**
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THEIR RESPECTIVE LIPPER CATEGORIES

                        CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
HORIZON 20+             #88 of     #112 of    #111 of
1-YEAR                 198 funds  198 funds  198 funds
--------------------------------------------------------------------------------
HORIZON 10+             #264 of    #307 of    #299 of
1-YEAR                 361 funds  361 funds  361 funds
--------------------------------------------------------------------------------
HORIZON 5               #46 of     #51 of     #51 of
1-YEAR                 66 funds   66 funds   66 funds
--------------------------------------------------------------------------------

** Lipper Analytical Services, Inc. rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable. Rankings are historical and do not reflect future performance. The portfolios are compared to their respective Lipper categories as follows: Flexible Portfolio, Balanced and Income.

--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------
                                    AS OF      AS OF
                                   1/31/98    7/31/97
--------------------------------------------------------------------------------
HORIZON 20+ CLASS A                $12.49     $12.89
--------------------------------------------------------------------------------
HORIZON 20+ CLASS B                $12.35     $12.79
--------------------------------------------------------------------------------
HORIZON 20+ CLASS C                $12.37     $12.80
--------------------------------------------------------------------------------
HORIZON 10+ CLASS A                $11.66     $12.01
--------------------------------------------------------------------------------
HORIZON 10+ CLASS B                $11.65     $12.00
--------------------------------------------------------------------------------
HORIZON 10+ CLASS C                $11.67     $11.98
--------------------------------------------------------------------------------
HORIZON 5 CLASS A                  $10.81     $11.06
--------------------------------------------------------------------------------
HORIZON 5 CLASS B                  $10.83     $11.06
--------------------------------------------------------------------------------
HORIZON 5 CLASS C                  $10.83     $11.07
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------
 DURING THE PERIOD ENDED JANUARY 31, 1998, THE FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                                              SHORT-     LONG-
                       INCOME DIVIDEND         TERM      TERM
                   CLASS    CLASS    CLASS    CAPITAL   CAPITAL
                     A        B        C       GAIN      GAIN
--------------------------------------------------------------------------------
HORIZON 20+        $.0375       --       --     $.42      $.06
--------------------------------------------------------------------------------
HORIZON 10+        $.1325   $.0813   $.0663     $.36      $.05
--------------------------------------------------------------------------------
HORIZON 5          $.19     $.1549   $.1543     $.24      $.03
--------------------------------------------------------------------------------

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

[MATURITY QUALITY DIAGRAM]

Source: Morningstar, Inc., Chicago, IL (312) 696-6000. (Morningstar Style Box is based on a portfolio date as of January 31, 1998.) The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization. Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.

GROWTH STOCK The stock of a company whose earnings growth has consistently exceeded the growth rate of the overall market and whose growth is expected to continue or accelerate.

MARKET CAPITALIZATION A measure of the size of a publicly traded company, capitalization is determined by multiplying the current share price by the number of shares outstanding. The market capitalization of a company has a bearing on its perceived earnings potential and risk. Small capitalization companies (less than $1 billion) may present the potential for greater growth than larger, more established companies. On the other hand, the stock of small cap companies may be more volatile and therefore a greater risk to capital.

VALUE STOCK The stock of a company that is out of favor with investors because the market does not expect it to experience earnings growth or an improving price.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS. HE IS ALSO A MEMBER OF THE INVESTMENT POLICY AND STRATEGY COMMITTEE FOR KEMPER FUNDS.

SILVIA HOLDS A BACHELOR OF ARTS AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT ADVISOR FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $200 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPLEXES IN THE UNITED STATES.

DEAR SHAREHOLDERS,

Despite ongoing stock market volatility, the economic climate for mutual fund investors has been fairly positive in the first quarter of 1998. Steady U.S. economic growth bolstered by stable interest rates has created a positive environment for both equity and fixed-income investing -- and we expect this to continue.

    The U.S. economy, as measured by the gross domestic product (GDP) growth rate, in the fourth quarter of 1997 grew 3.9 percent. With 3.8 percent GDP growth for all of 1997, the economy produced $7.19 trillion of output. For the first quarter of 1998, we estimate the economy to grow at a 3.4 percent rate, representing a modest slowdown. Momentum for the year, in fact, should slip to a rate of 2.5 percent.

    Although the economy will continue to slow in the months ahead, the outlook is still positive. Employment growth is expected to remain steady. Both bonds and equities have continued to perform well, thereby boosting consumer confidence and spending. The housing market has been noteworthy, with new home sales reaching an all-time high for this point in the economic cycle and housing starts remain high relative to demographic trends.

    Output prices, as measured by the Consumer Price Index (CPI), remain stable at 1.5 to 2 percent year over year. When the rate of inflation remains stable and as low as it has, the risk of higher interest rates is reduced and the real return on financial assets grows. It is unlikely that the Fed will raise interest rates in the second quarter.

    Seemingly in defiance of our diplomatic struggles with Iraq, political scandal at home and a few major earnings disappointments particularly in the technology sector, the market managed to hit several new heights in the first quarter. U.S. corporate profit growth and earnings continued to boost stock prices, making the market all the more attractive to investors.

    Much of the market activity in the first quarter can be attributed to today's service-based economy. With the arrival of annual and holiday bonuses at the end of the fourth quarter -- compensation for a good year's work -- the first quarter has established itself as a time for American employees to either spend or stash away these lump sum earnings in Individual Retirement Accounts
(IRAs) and other investments.

    One factor that affected the U.S. market in 1997 appears to be having a diminished influence in the new year. The East Asian market crisis now appears for most Asian countries to be subsiding. East Asia's economic difficulties did not affect global production or employment nearly as much as the markets had anticipated. Consequently, most investors did not feel the serious repercussions that had been feared. Obviously, investors with heavy concentrations in the region suffered the largest losses. But the markets were anticipating a greater global impact -- and this has not yet come to pass. Further impacts may occur or orders on shipments already made may find no ultimate buyer. Then again, as we move into the second quarter of 1998, many East Asian countries appear to have already recovered from the crisis. Some Asian currencies have stabilized and several Asian stock markets have rebounded. Korea and Malaysia are two countries where this has happened. The perception of an Asian "contagion" or flu throughout the region is fading fast -- and investors in general seem to be staying in the game.

    At the end of February, the U.S. federal budget deficit essentially vanished. Recent efforts to reduce the deficit, combined with higher federal revenues due to the robust economy, have left us with a budget surplus for fiscal 1998. This stable fiscal environment is characterized by a reduction in Treasury financing, which tends to have a downward effect on interest rates. Lower interest rates fuel consumer spending, which clearly benefits the marketplace in the form of higher corporate revenues and earnings. One result of higher earnings is higher stock prices, which can ultimately benefit investors.

    The last time the U.S. enjoyed a budget surplus was 1969. After nearly 30 years of being in the red, we very well may notice a new shift in psychology about the Treasury market and the issuance of Treasury securities. In the past, investors worried about deficits that were out of control and expected higher interest rates on Treasuries. High interest rates are the bane of fixed-income investing, so a balanced budget can be expected to have a positive effect.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]

                                NOW (2/28/98)    6 MONTHS AGO      1 YEAR AGO      2 YEARS AGO
   10-YEAR TREASURY RATE(1)         5.57             6.21             6.69            6.27
   PRIME RATE(2)                    8.5              8.5              8.3             8.25
   INFLATION RATE(3)*               1.57             2.72             3.03            2.72
   THE U.S. DOLLAR(4)*              9.32            10.1              7.67            0.82
   CAPITAL GOODS ORDERS(5)*        13.77            11.53             5.8            11.19
   INDUSTRIAL PRODUCTION(5)*        5.47             5.03             4.57            2.93
   EMPLOYMENT GROWTH(6)             2.6              2.31             2.14            1.83

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*   Data as of January 31, 1998.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


  On the global front, current economic fundamentals tend to favor the U.S., with the dollar continuing to be a safe haven for investors. International investors want to participate in U.S. economic growth, which, at 3.8 percent for 1997, was better than the economic growth in both Europe and Japan. Europe's 1997 growth rate remained fairly steady at 2 to 3 percent. Japan experienced a growth rate last year of 1 percent. U.S. real interest rates have also been more attractive than those of most other countries, enticing foreign investors to buy U.S. Treasuries.

  We anticipate the positive economic environment to continue into the second quarter of 1998. The budget surplus should hold for at least the near term. President Clinton's initiatives for increased spending and more tax credits haven't come to fruition. In fact, proponents of spending control have continued to squelch spending programs on Capitol Hill. All the while, fiscal policy has remained steady.

  With solid economic growth, lower interest rates, low inflation and a record-setting stock market, it is no wonder that investor expectations are high. But, are investors expecting too much?

  It is important to recognize that although from a macroeconomic perspective the economy is strong, there are some microeconomic challenges that could threaten in the months to come. These include health care reform and shifts in the political landscape at home and continuing conflicts or new developments abroad. For example, the European Monetary Union (EMU) appears to be proceeding as we would expect. But within six months to a year after the EMU is established, tensions may indeed mount as countries try to adapt to the new structure. Each of these issues could affect our strong, yet reactive marketplace. Be sure to stay tuned.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ JOHN E. SILVIA

JOHN E. SILVIA
March 12, 1998

PERFORMANCE UPDATE

[KNAPP PHOTO]

WILLIAM KNAPP JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1992 AS A QUANTITATIVE ANALYST. KNAPP IS ALSO PORTFOLIO MANAGER OF KEMPER HORIZON FUND. HE RECEIVED HIS B.S. AND GRADUATED MAGNA CUM LAUDE AT DRAKE UNIVERSITY AND HAS HIS M.S. AT THE UNIVERSITY OF WISCONSIN-MADISON. HE ALSO EARNED HIS PH.D. AT THE UNIVERSITY OF WISCONSIN-MADISON WITH AN EMPHASIS IN INDUSTRIAL ORGANIZATION AND FINANCE.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.


IN AN ENVIRONMENT NOTABLE FOR EXTREME VOLATILITY, EACH OF THE HORIZON PORTFOLIOS POSTED POSITIVE RETURNS DURING THE FIRST SIX MONTHS OF THE FISCAL YEAR.

Q     BILL, WHAT'S BEEN THE MOST STRIKING CHARACTERISTIC OF THE INVESTMENT
MARKETS OVER THE LAST SIX MONTHS?

A     Without a doubt, it was the markets' volatility. The final quarter of 1997 saw global stock markets gyrate widely, including a 6.87 percent decline for the S&P 500 Index on October 27. For the most part, this volatility was prompted by the free-fall of currencies in nearly all Southeast Asian countries. The troubles in Asian economies cast doubt on whether the strong earnings of American companies would continue at the strong pace that had underpinned the bull market of the last couple of years. As the currencies of Thailand, Singapore, Malaysia and other countries came under fire, the U.S. stock market felt the impact. However, during the ensuing months, investors had a chance to digest the news. As a result of the bailout plans proposed by the International Monetary Fund, and the fact that many American companies posted solid earnings, concerns over the effects of the Asian crisis began to fade. In fact, as January 1998 drew to a close, the U.S. stock market was again chugging ahead toward new record highs.

Q     HOW DID THE HORIZON PORTFOLIOS PERFORM IN THE MIDST OF THIS TURMOIL?

A     I'm pleased to report that the portfolios performed just as they were designed to. As you can see on the chart below, each portfolio declined less than the market on October 27, the day on which stocks suffered their biggest decline.

      The chart reflects historical information on a specific day and is not representative of future results on other days during the period. Due to the relatively short life of Kemper Horizon Fund, the table does not reflect results over a full market cycle or the relative potential for appreciation of the fund versus the market. Typically, lower risk implies lower return potential.

      The portfolios' bond positions were primarily responsible for the calming effect, since international stocks tended to be down as much, if not more, than the U.S. stock market. Bond performance was helped by a flight to stable assets during the Asian turbulence.

      The relative outperformance of bonds also accounts for the somewhat "backward" returns of the portfolios over the first six months of the fiscal year. The Horizon 5

         KEMPER HORIZON FUND SHAREHOLDERS EXPERIENCED LESS VOLATILITY
--------------------------------------------------------------------------------
    PERCENT DECLINE ON OCTOBER 27 FOR THE S&P 500 AND KEMPER HORIZON FUND

                                                                Percentage
                                                                less than
                                                  Returns        S&P 500
--------------------------------------------------------------------------------
S&P 500 Stock Index                                -6.87%
Horizon 20+                                        -4.51%           34%
Horizon 10+                                        -3.71%           46%
Horizon 5                                          -2.00%           29%
--------------------------------------------------------------------------------
The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report, as stated on the cover. The manager's views are subject to change at any time; based on market and other conditions.

PERFORMANCE UPDATE

Portfolio Class A actually outperformed the others with a 1.98 percent gain for the six month period since it had the least exposure to stocks. The Horizon 10+ Class A gained 1.72 percent, and the Horizon 20+ Class A trailed both with a
1.03 percent return. Normally, the Horizon 20+ Portfolio, with its greater stock allocation, would tend to be the best performer.

  Overall, the last six months were a testament to the wisdom of maintaining a broadly allocated portfolio.

Q     HOW DID THE VARIOUS MARKETS IN WHICH THE FUND INVESTS PERFORM OVER THE
LAST SIX MONTHS?

A     The chart below tells the tale. Finally, we've seen the market's rally begin to broaden away from the heavy large cap growth stock bias it's displayed during the last 18 months or so. Small cap stocks started to show signs of life. The effect of the Asian problems can be seen plainly in the EAFE Index's negative return and the relatively strong performance of U.S. bonds. Q

Q     HOW SUCCESSFUL WERE YOU IN EITHER CAPITALIZING ON OR LESSENING THE EFFECT
OF THE MARKETS' VOLATILITY?

A     Overall, we were successful in positioning the portfolios to come through the volatility in good shape. We did a great job anticipating problems in Asia and were therefore underweighted in the region. The portfolio's international stocks were still a drag on performance, but not nearly to the extent they would have been if the portfolio had been more heavily invested in the trouble spots.

  In addition, our bias toward growth stocks rather than value stocks helped us, as growth stocks tended to be the better performers overall. In fact, we changed our growth/value mix from 60/40 to 65/35, and that move proved beneficial.

  One move that didn't prove beneficial at the time was an increase in the fund's weighting in technology stocks. These stocks were hit extremely hard by the Asia fallout because many of these firms do the bulk of their manufacturing in Asia. We had a fairly neutral technology weighting at the beginning of the fiscal year, and we boosted that weighting in November because we thought the stocks were extremely inexpensive and that the concerns over Asia were overdone. After all, while many of the technology components are assembled overseas, most of the demand is from America and Europe, economies that were still going strong. Unfortunately, tech stocks continued to decline through the end of the year, and we felt the effect of that. But in January, our convictions were vindicated as tech stocks led the rally back toward new stock market highs. Again, our long-term focus helped us recapture much of the previous losses.

Q     WHERE DO YOU BELIEVE THE MARKETS ARE HEADED IN 1998?
A     We think it will be another positive year for stocks. Certainly there are reasons to be cautious. As of this writing, tensions with Iraq continue to be

LARGE CAPITALIZATION STOCKS OUTPERFORMED OTHER ASSET CLASSES

RETURNS OF ASSET CLASSES IN WHICH KEMPER HORIZON FUND INVESTS FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 1998




                                 [BAR GRAPH]



Large company stocks (1) .............   3.56%
Small company stocks (2) .............   6.10%
International stocks (3) .............  -5.69%
Corporate/governmental
  bonds (4) ..........................   5.12%



Source: Lipper Analytical Services, Inc. Data does not reflect performance of the funds' allocation to the asset classes.

(1) The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market.
(2) The Russell 2000 Index is a capitalization weighted price only index which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index.
(3) The EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index) is an unmanaged index generally accepted as a benchmark for major overseas markets.
(4) The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprised of intermediate and long-term government and investment grade corporate debt securities.

PERFORMANCE UPDATE

problematic, and the extent of the slowdown in Asia remains unclear. But the most important factors continue to be very positive. Economies in America and Europe seem poised to maintain solid, steady growth. The direction of interest rates is biased downward, particularly if problems in Asia keep economic growth from snowballing. And finally, inflation remains a non-issue. All in all, it's an excellent environment for financial assets, particularly growth stocks, which don't need powerful economic growth to sustain earnings.

  For our part, we intend to further emphasize small company stocks, since they are still inexpensive compared to their large cap cousins, and we will likely increase our international exposure, since the declines of last quarter have created some compelling values.

  Overall, we believe the portfolios' broad asset allocation should help insulate them from extreme volatility, while enabling them to benefit from exposure to the areas of the market that are performing the best.

STATISTICS FOR HORIZON 20+

PORTFOLIO COMPOSITION*


---------------------------------------------------------------------------
HORIZON 20+                                 ON 1/31/98           ON 7/31/97
---------------------------------------------------------------------------
    COMMON STOCKS                               83%                 79%
---------------------------------------------------------------------------
    U.S. GOVERNMENT AGENCIES                    17                  20
---------------------------------------------------------------------------
    CASH AND EQUIVALENTS                        --                   1
---------------------------------------------------------------------------
                                               100%                100%

                                            [PIE CHART]           [PIE CHART]
                                            ON 1/31/98            ON 7/31/97

--------------------------------------------------------------------------------
LARGEST HOLDINGS

THE PORTFOLIO'S LARGEST EQUITY HOLDINGS*

REPRESENTING 7.9 PERCENT OF TOTAL NET ASSETS ON JANUARY 31, 1998

--------------------------------------------------------------------------------------------------
           HOLDINGS                                                                        PERCENT
PHILIP MORRIS                 Largest cigarette maker in the U.S. Through its Miller         2.1%
                              Brewing subsidiary, it is also the country's second largest brewer. This company is also a major branded food producer through its Kraft Foods subsidiaries.
-------------------------------------------------------------------------------------------------

GENERAL ELECTRIC              Operates in major businesses including power generators,       1.6%
                              appliances, lighting, plastics, medical systems, aircraft
                              engines, financial services and broadcasting.
-------------------------------------------------------------------------------------------------
UST                           Manufactures and sells moist snuff, wine and other products.   1.5%
-------------------------------------------------------------------------------------------------

INTEL                         Engaged in the design, development, manufacture and sale of    1.4%
                              advanced microcomputer components, such as integrated
                              circuits and related products.
-------------------------------------------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE     Often referred to as "Fannie Mae," this is a private           1.3%
ASSOCIATION                   corporation federally chartered to provide financial
                              products and services that increase the availability and
                              affordability of housing to low, moderate and middle-income
                              Americans.
-------------------------------------------------------------------------------------------------

* Portfolio composition and holdings are subject to change.

STATISTICS FOR HORIZON 10+

PORTFOLIO COMPOSITION*

-------------------------------------------------------------------------

                   HORIZON 10+                   ON 1/31/98    ON 7/31/97
    COMMON STOCKS                                    58%           60%
-------------------------------------------------------------------------
    U.S. GOVERNMENT AGENCIES                         42            39
-------------------------------------------------------------------------
    CASH AND EQUIVALENTS                             --             1
-------------------------------------------------------------------------
                                                    100%          100%
                                                [PIE CHART]    [PIE CHART]
                                                ON 1/31/98     ON 7/31/97

LARGEST HOLDINGS

THE PORTFOLIO'S LARGEST EQUITY HOLDINGS*
REPRESENTING 5.7 PERCENT OF TOTAL NET ASSETS ON JANUARY 31, 1998

-------------------------------------------------------------------------------------------------
   HOLDINGS                                                                                PERCENT
PHILIP MORRIS                 Largest cigarette maker in the U.S. Through its Miller         1.5%
                              Brewing subsidiary, it is also the country's second largest brewer. This company is also a major branded food producer through its Kraft Foods subsidiaries.
-------------------------------------------------------------------------------------------------

GENERAL ELECTRIC              Operates in major businesses including power generators,       1.3%
                              appliances, lighting, plastics, medical systems, aircraft
                              engines, financial services and broadcasting.
-------------------------------------------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE     Often referred to as "Fannie Mae," this is a private           1.1%
ASSOCIATION                   corporation federally chartered to provide financial
                              products and services that increase the availability and
                              affordability of housing to low, moderate and middle-income
                              Americans.
-------------------------------------------------------------------------------------------------
UST                           Manufactures and sells moist snuff, wine and other products.   1.0%
-------------------------------------------------------------------------------------------------

CISCO SYSTEMS                 The largest, most comprehensive supplier of routing software   0.8%
                              and related systems that direct the flow of data between
                              local area networks, this company is a play on the explosive growth of the Internet.
-------------------------------------------------------------------------------------------------

* Portfolio composition and holdings are subject to change.

STATISTICS FOR HORIZON 5

PORTFOLIO COMPOSITION*

-------------------------------------------------------------------------
                    HORIZON 5                    ON 1/31/98    ON 7/31/97
    COMMON STOCKS                                   38%           40%
-------------------------------------------------------------------------
    U.S. GOVERNMENT AGENCIES                        60            60
-------------------------------------------------------------------------
    CASH AND EQUIVALENTS                            2             --
-------------------------------------------------------------------------
                                                   100%          100%

                                                [PIE CHART]    [PIE CHART]
                                                ON 1/31/98     ON 7/31/97

LARGEST HOLDINGS

THE PORTFOLIO'S LARGEST EQUITY HOLDINGS*

REPRESENTING 3.4 PERCENT OF TOTAL NET ASSETS ON JANUARY 31, 1998

-------------------------------------------------------------------------------------------------
           HOLDINGS                                                                         PERCENT
PHILIP MORRIS                 Largest cigarette maker in the U.S. Through its Miller         0.9%
                              Brewing subsidiary, it is also the country's second largest brewer. This company is also a major branded food producer through its Kraft Foods subsidiaries.
-------------------------------------------------------------------------------------------------
UST                           Manufactures and sells moist snuff, wine and other products.   0.7%
-------------------------------------------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE     Often referred to as "Fannie Mae," this is a private           0.6%
ASSOCIATION                   corporation federally chartered to provide financial
                              products and services that increase the availability and
                              affordability of housing to low, moderate and middle-income
                              Americans.
-------------------------------------------------------------------------------------------------

INTEL                         Engaged in the design, development, manufacture and sale of    0.6%
                              advanced microcomputer components, such as integrated
                              circuits and related products.
-------------------------------------------------------------------------------------------------

CISCO SYSTEMS                 The largest, most comprehensive supplier of routing software   0.6%
                              and related systems that direct the flow of data between
                              local area networks, this company is a play on the explosive growth of the Internet.
-------------------------------------------------------------------------------------------------

* Portfolio composition and holdings are subject to change.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 11, 1997, special shareholders' meeting was held and adjourned as necessary. Kemper Horizon Fund shareholders were asked to vote on six separate issues: election of the nine members to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors, approval of new investment management agreement with Scudder Kemper Investments, Inc., approval of new sub-advisory agreement with Zurich Investment Management Limited, approval of changes in policies to permit master/feeder fund structure and approval of new rule 12B-1 distribution plan with Zurich Kemper Distributors, Inc. for Class B shares and Class C shares. The following are the results for each issue:

1) Election of Trustees

                                 For      Withheld

   James E. Atkins            7,357,387    83,064

   Arthur R. Gottschalk       7,359,825    80,625

   Frederick T. Kelsey        7,367,496    72,954

   Daniel Pierce              7,361,712    78,739

   Fred B. Renwick            7,367,496    72,954

   John B. Tingleff           7,367,496    72,954

   Edmond D. Villani          7,360,552    79,899

   John B. Weithers           7,367,496    72,954

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund

      For     Against   Abstain
   7,243,778   66,597   130,077

3) Approval of new investment management agreement with Scudder Kemper Investments, Inc.

                   For     Against   Abstain
   Horizon 20+  2,732,295   34,727    56,906

   Horizon 10+  2,764,240   23,323    39,664

   Horizon 5    1,407,932   22,562    53,921

4) Approval of new sub-advisory agreement with Zurich Kemper Value Advisors,
   Inc.

                   For     Against   Abstain
   Horizon 20+  2,711,452   43,574    68,901

   Horizon 10+  2,761,525   11,853    53,849

   Horizon 5    1,414,146   9,650     60,620

5) Approval of changes in policies to permit master/feeder fund structure

                   For     Against   Abstain
   Horizon 20+  2,671,262  112,409   124,920

   Horizon 10+  2,758,868   99,899   112,211

   Horizon 5    1,524,789   34,273    91,097

6) Approval of new rule 12B-1 distribution plan with Zurich Kemper Distributors, Inc.

                                                Broker
                   For     Against   Abstain   Non-Votes
   Horizon 20+
   Class B      1,381,470   19,629    43,359    3,456
   Class C      116,923     3,295     3,673     2,108
   Horizon 10+
   Class B      1,264,108   8,890     37,189    20,401
   Class C      287,734     16        2,722     19,735
   Horizon 5
   Class B      707,837     2,789     39,021    18,803
   Class C      188,530     0         5,821     0

PORTFOLIOS OF INVESTMENTS

KEMPER HORIZON FUND

HORIZON 20+, 10+ AND 5

PORTFOLIOS OF INVESTMENTS AT JANUARY 31, 1998 (UNAUDITED)

(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
 U.S. GOVERNMENT AND                                                     COUPON                    PRINCIPAL
 CORPORATE OBLIGATIONS                                TYPE                RATE          MATURITY     AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY                              Notes                          8.875%          1998       $   --      $    --
SECURITIES--14.8%,                                                        9.125           1999          100          104
39.0% AND 53.5%                                                           8.875           1999          500          517
                                                                          8.00            1999        1,280        1,329
                                                                          7.75            1999           --           --
                                                                          7.50            1999          540          559
                                                                          8.875           2000           --           --
                                                                          8.75            2000           --           --
                                                                          8.50            2000        2,045        2,176
                                                                          7.75            2000           --           --
                                                                          6.75            2000          445          458
                                                                          6.625           2001        2,865        2,975
                                                                          6.25            2001          125          128
                                                                          6.00            2001        2,900        3,123
                                                                          7.875           2004          436          494
                                           -----------------------------------------------------------------------------
                                                                                                                  11,863
------------------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED                            FHLMC                          6.50            2014          625          991
SECURITIES--2.0%,
4.3% AND 6.1%
                                           GNMA                           6.50            2015          975          634
                                           -----------------------------------------------------------------------------
                                                                                                                   1,625
------------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS--.1%,                Marriott International         6.75       2003               110          113
 .3% AND .4%
                                           -----------------------------------------------------------------------------
                                           TOTAL U.S. GOVERNMENT AND
                                           CORPORATE OBLIGATIONS--16.9%, 43.6% AND 60.0%
                                           (Cost: $13,495, $33,730 and $26,292)                                   13,601
                                           -----------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
 COMMON STOCKS                                                                                  SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--4.0%,               AK Steel Holding Corp.                                     1,600           29
3.1% AND 1.9%                         AMCOL International                                        3,300           47
                                   (a)Buckeye Technologies Inc.                                    500           20
                                      Carpenter Technology Corp.                                 1,600           70
                                      Champion International Corp.                               2,400          123
                                      Crown Cork & Seal Co.                                      3,000          148
                                      Dow Chemical Co.                                           4,100          369
                                      Eastman Chemical Co.                                       3,200          191
                                      Georgia-Pacific Corp.                                      1,500           83
                                   (a)Global Industrial Technologies, Inc.                       2,600           43
                                      Louisana-Pacific Corp.                                     6,600          132
                                   (a)Lydall, Inc.                                               1,900           38
                                      Mississippi Chemical Corp.                                   300            5
                                      Myers Industries                                           2,510           43
                                      Nucor Corp.                                                3,000          143
                                      Praxair, Inc.                                              3,000          124
                                      Rentokil Initial, PLC                                     90,204          423
                                   (a)Shaw Group                                                   700           15
                                      Sonoco Products Co.                                       10,000          355
                                      Technip, S.A.                                              2,627          273
                                      Timber Co.                                                 8,500          198
                                      Toray Industries                                          36,000          177
                                      Union Camp Corp.                                           3,500          200
                                      --------------------------------------------------------------------------------
                                                                                                              3,249

PORTFOLIOS OF INVESTMENTS

      HORIZON 10+                                                      HORIZON 5
     PRINCIPAL                                              PRINCIPAL
      AMOUNT      VALUE                                      AMOUNT      VALUE
--------------------------------------------------------------------------------
      $   --     $    --                                     $  770     $   790
       2,450       2,562                                      1,270       1,328
          --          --                                         --          --
       3,050       3,167                                      1,760       1,828
       1,030       1,072                                        300         312
          --          --                                        440         455
       4,300       4,621                                      5,607       6,026
         500         540                                        700         756
       3,220       3,425                                      3,600       3,858
         100         105                                         --          --
          --          --                                        250         257
       4,767       4,949                                      3,470       3,603
          --          --                                         --          --
       7,720       8,315                                      1,890       2,036
       1,474       1,669                                      2,035       2,304
--------------------------------------------------------------------------------
                  30,425                                                 23,553
--------------------------------------------------------------------------------
       1,234       1,251                                        663         672
       2,025       2,058                                      2,000       2,033
--------------------------------------------------------------------------------
                   3,309                                                  2,705
--------------------------------------------------------------------------------
         230         237                                        160         165
--------------------------------------------------------------------------------
                  33,971                                                 26,423
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     NUMBER OF                                              NUMBER OF
      SHARES                                                  SHARES      VALUE
--------------------------------------------------------------------------------
       1,400          25                                        600          11
       2,550          36                                        900          13
         400          16                                        200           8
       1,200          52                                        400          17
       2,200         113                                        600          31
       2,500         124                                      1,200          59
       2,800         252                                        800          72
       3,000         179                                        900          54
       1,000          55                                         --          --
       1,900          31                                        700          11
       5,000         100                                      2,300          46
       1,500          30                                        600          12
         200           4                                        100           2
       1,950          34                                        880          15
       2,000          95                                      1,200          57
       2,500         104                                      1,000          41
      50,098         235                                     19,910          93
         500          11                                        300           7
       9,500         337                                      3,300         117
       1,567         163                                        469          49
       6,000         140                                      2,000          47
      19,000          93                                      8,000          39
       3,100         177                                        900          51
--------------------------------------------------------------------------------
                   2,406                                                    852

PORTFOLIOS OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                                                                                HORIZON 20+
                                                                                  NUMBER OF
                                                                                   SHARES                     VALUE
------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--5.9%,                Applied Industrial Technologies                 5,000                     $  133
4.6% AND 2.4%                       Ball Corp.                                      1,400                         46
                                    Blount International, "A"                       1,400                         35
                                    Briggs & Stratton Corp.                           700                         31
                                    Casella Waste System, Inc.                      7,600                        188
                                    Elcor Corp.                                     1,650                         41
                                    Emerson Electric Co.                            2,500                        151
                                    General Electric Co.                           16,800                      1,302
                                    Intermet Corp.                                  3,900                         65
                                 (a)Littelfuse, Inc.                                8,600                        232
                                    Mannesmann, A.G.                                  797                        454
                                 (a)Mueller Industries, Inc.                          400                         22
                                    Murata Manufacturing                            5,000                        145
                                    Noble International, Ltd.                       1,400                         10
                                    Pacific Scientific Co.                          2,700                         68
                                    Quanex Corp.                                    1,600                         47
                                    Raytheon Co.                                    4,500                        235
                                    Simpson Industries                              2,000                         24
                                    Sony Corp.                                      3,800                        351
                                    Stewart & Stevenson Services                    2,300                         56
                                    Trinity Industries                              1,000                         45
                                 (a)USA Waste Services                              7,310                        269
                                 (a)U.S. Filter Corp.                              12,900                        419
                                    Watts Industries, Inc.                          1,800                         50
                                 (a)Wyman-Gordon Co.                                  700                         12
                                    Xerox Corp.                                     3,500                        281
                                    ----------------------------------------------------------------------------------
                                                                                                               4,712
----------------------------------------------------------------------------------------------------------------------
CONSUMER                         (a)American Coin Merchandising                    12,500                        198
CYCLICALS--11.1%,                   American Greetings Corp.                       13,700                        593
6.8% AND 5.0%                    (a)AutoZone                                        8,000                        219
                                 (a)BJ's Wholesale Club                             1,000                         30
                                 (a)Bright Horizons Children's Center, Inc.        11,200                        224
                                    Brown Group, Inc.                               2,200                         32
                                    Bush Industries                                   700                         18
                                 (a)CapStar Hotel Co.                               5,400                        181
                                    Career Education Corp.                          2,800                         56
                                 (a)Carmike Cinemas                                   500                         15
                                    Carnival Corp.                                  8,000                        447
                                    Carrefour, S. A.                                  486                        263
                                    Circle K Japan Co., Ltd.                        4,400                        217
                                 (a)Consolidated Graphics, Inc.                     6,700                        273
                                 (a)Consolidated Stores Corp.                       4,390                        181
                                    Dillard Department Stores                       8,000                        281
                                 (a)Education Management Corp.                      5,800                        187
                                    Femsa "B" Fomento Economico Mexicano, S.A      59,200                        370
                                    Finish Line                                     2,000                         25
                                    Four Seasons Hotels, Inc.                       8,800                        259
                                 (a)Friedman's, Inc.                                2,600                         37
                                    Haggar Apparel Co.                              3,000                         41
                                 (a)Hearst-Argyle Television, Inc.                  7,600                        207
                                    Heilig-Meyers                                   2,800                         36
                                    Hertz Corp.                                     5,700                        228
                                 (a)Hollywood Entertainment Corp.                   3,000                         29
                                    Homebase Inc.                                     900                          6
                                    Hudson's Bay Co.                               17,600                        311
                                 (a)MGM Grand                                      10,000                        358
                                    May Department Stores Co.                       4,000                        210

PORTFOLIOS OF INVESTMENTS

                  HORIZON 10+                               HORIZON 5
            NUMBER OF                                 NUMBER OF
             SHARES     VALUE                          SHARES     VALUE
------------------------------------------------------------------------------------
                3,250    $  86                            1,100   $   29
                1,100       36                              500       16
                1,200       30                              400       10
                  500       22                              200        9
                3,600       89                            2,200       54
                1,200       30                              450       11
                1,900      115                               --       --
               12,600      977                            3,000      233
                2,900       48                            1,300       22
                5,600      151                            1,200       32
                  591      337                              127       72
                  300       16                              100        5
                6,100      177                            1,000       29
                1,200        9                              400        3
                2,000       50                            1,000       25
                1,200       35                              500       15
                4,000      209                            1,400       73
                1,600       19                              800       10
                2,600      240                            1,000       92
                1,600       39                              600       15
                  800       36                              300       14
                6,127      225                            2,150       79
                9,700      315                            2,700       88
                1,400       39                              600       17
                  600       10                              300        5
                3,000      241                            1,200       96
------------------------------------------------------------------------------------
                         3,581                                     1,054
------------------------------------------------------------------------------------
                6,000       95                            3,100       49
                8,600      372                            2,700      117
                7,000      192                            3,000       82
                  800       24                              300        9
                4,300       86                            2,500       50
                1,700       25                              600        9
                  500       13                              300        8
                3,200      107                            1,500       50
                2,000       40                              400        8
                  400       12                              200        6
                4,000      223                            2,000      112
                  363      196                               98       53
                1,500       74                              700       35
                3,000      122                            1,400       57
                3,281      135                              983       40
                4,000      141                            3,000      105
                2,300       74                            1,600       52
               35,000      219                           10,400       65
                1,600       20                              600        8
                5,400      159                            2,200       65
                1,900       27                              700       10
                2,200       30                            1,000       14
                3,400       93                            1,800       49
                2,100       27                              900       12
                2,600      104                            2,000       80
                2,000       19                              800        8
                  700        5                              300        2
               13,400      237                            5,250       93
                5,500      197                            3,000      107
                4,000      210                              900       47

PORTFOLIOS OF INVESTMENTS
(DOLLARS IN THOUSANDS)

                                                                                               HORIZON 20+
                                                                                  NUMBER OF
                                                                                   SHARES                     VALUE
---------------------------------------------------------------------------------------------------------------------
                                 (a)Men's Wearhouse                                 4,800                     $  172
                                 (a)Neiman-Marcus                                   4,700                        159
                                    NIKE                                           14,100                        565
                                 (a)Nine West Group                                20,000                        514
                                 (a)Outdoor Systems, Inc.                           6,863                        165
                                 (a)Preview Travel, Inc.                            2,900                         45
                                 (a)SOS Staffing Services                           5,300                         94
                                 (a)SportsLine USA, Inc.                            5,800                        123
                                    Springs Industries, Inc.                          800                         42
                                 (a)Tommy Hilfiger Corp.                           11,000                        479
                                 (a)Toys R Us                                       8,000                        214
                                    Trammell Crow Co.                               7,300                        194
                                    V.F. Corp.                                      1,800                         77
                                 (a)Valassis Communications                           700                         24
                                    Walt Disney Co.                                 4,500                        480
                                    ---------------------------------------------------------------------------------
                                                                                                               8,879
---------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--1.6%,            BBA Group, PLC                                 34,000                        199
1.1% AND .8%                        Breed Technologies, Inc.                          800                         14
                                    Fleetwood Enterprises                           1,100                         46
                                    Ford Motor Co.                                  7,500                        382
                                    Harman International Industries                   800                         31
                                    Honda Motor Co., Ltd.                           3,100                        113
                                    Magna International, Inc., "A"                  2,800                        164
                                    MascoTech, Inc.                                 1,300                         25
                                    Superior Industries International               7,000                        185
                                    U.S. Industries                                 5,700                        160
                                    ---------------------------------------------------------------------------------
                                                                                                               1,319
---------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--9.7%,          (a)American Italian Pasta Co.                      3,200                         85
6.5% AND 4.3%                       Applebee's International                        1,200                         20
                                    Arbor Drugs                                     8,550                        176
                                    Avon Products                                   7,500                        450
                                 (a)Boston Chicken                                  2,500                         15
                                    Coca Cola Co.                                   4,000                        259
                                 (a)Corn Products International                     5,700                        182
                                    DIMON, Inc.                                     1,600                         33
                                 (a)Emmis Broadcasting Corp.                        4,400                        211
                                    First Brands Corp.                              1,500                         42
                                    Flowserve Corp.                                 1,327                         35
                                    Independent Newspapers, PLC                    45,536                        284
                                    Kimberly-Clark de Mexico, S.A. de C.V.         70,800                        309
                                    Koninklijke Ahold, N.V.                         9,950                        274
                                 (a)Lone Star Steakhouse & Saloon                   1,700                         31
                                    McDonald's Corp.                               10,400                        490
                                 (a)MSC Industrial Direct                           3,500                        156
                                    Newell Co.                                     12,200                        501
                                    Ocular Sciences, Inc.                           2,800                         75
                                    PepsiCo                                         6,800                        245
                                 (a)Performance Food Group                          1,800                         38
                                    Philip Morris Cos.                             40,350                      1,675
                                    Procter & Gamble Co.                            7,000                        549
                                    UST, Inc.                                      36,000                      1,242
                                    Unilever, N.V., ADR                             3,600                        205
                                 (a)Whole Foods Market                              3,800                        191
                                    ---------------------------------------------------------------------------------
                                                                                                               7,773

         HORIZON 10+                                            HORIZON 5
            NUMBER OF                                 NUMBER OF
             SHARES     VALUE                          SHARES     VALUE
                3,600    $ 129                               --    $  --
                3,600      122                            1,300       44
                7,700      308                            2,300       92
                4,000      103                            5,000      128
                8,663      208                            3,150       76
                2,400       37                              700       11
                3,600       64                              900       16
                4,300       91                              600       13
                  600       32                              200       11
                7,400      322                            3,300      144
                6,000      161                            2,000       54
                3,600       96                            2,100       56
                1,400       60                              400       17
                  600       21                              300       10
                2,600      277                            1,200      128
------------------------------------------------------------------------------------
                         5,309                                     2,202
------------------------------------------------------------------------------------
               23,900      140                            7,800       46
                  600       11                              300        5
                  800       33                              300       12
                8,000      408                            2,800      143
                  700       27                              300       12
                2,200       80                            1,000       36
                   --       --                              750       44
                1,000       19                              400        8
                4,000      106                            1,000       26
                2,600       73                            1,600       45
------------------------------------------------------------------------------------
                           897                                       377
------------------------------------------------------------------------------------
                2,300       61                              800       21
                  900       15                              500        8
                6,750      139                            2,100       43
                   --       --                            2,000      120
                1,800       11                              700        4
                3,000      194                            1,000       65
                3,800      122                            1,100       35
                1,200       25                              400        8
                3,000      144                            1,400       67
                1,100       30                              500       14
                1,018       27                              478       13
               17,151      107                            6,942       43
               48,000      209                           29,200      127
               11,041      304                            3,374       93
                1,300       24                              500        9
                3,500      165                            2,600      123
                5,100      228                              600       27
                8,200      337                            3,200      131
                3,600       96                            1,200       32
                5,000      180                            2,500       90
                1,300       27                              600       13
               27,750    1,152                            9,250      384
                4,500      353                               --       --
               23,500      811                            9,300      321
                2,400      137                              800       46
                3,200      161                              800       40
------------------------------------------------------------------------------------
                         5,059                                     1,877

PORTFOLIOS OF Investments

PORTFOLIOS OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                                                                                HORIZON 20+
                                                                                  NUMBER OF
                                                                                   SHARES                     VALUE
----------------------------------------------------------------------------------------------------------------------
ENERGY--4.5%,                       AMOCO Corp.                                     3,500                     $  285
3.6% AND 2.2%                       Atlantic Richfield Co.                          4,200                        312
                                    Atmos Energy Corp.                              1,500                         43
                                    Basin Exploration, Inc.                         1,100                         17
                                    British Petroleum                              27,446                        371
                                    Chevron Corp.                                   3,000                        224
                                 (a)Chieftain International, Inc.                   2,000                         40
                                 (a)Dawson Geophysical Co.                          9,800                        154
                                    Elf Aquitaine                                   3,941                        445
                                    Enron Corp.                                        --                         --
                                    Exxon Corp.                                     5,000                        297
                                    Giant Industries                                3,400                         58
                                    KCS Energy                                      2,900                         49
                                    Kerr-McGee Corp.                                2,000                        125
                                 (a)Nuevo Energy Co.                                1,100                         40
                                    Petro-Canada                                   16,715                        296
                                    Questar Corp.                                   3,000                        125
                                    Repsol, S.A.                                    5,300                        227
                                    Royal Dutch Petroleum                           6,104                        319
                                 (a)Seitel, Inc.                                    2,000                         28
                                 (a)Tesoro Petroleum Corp.                          3,200                         51
                                    Texaco                                          1,600                         83
                                 (a)Triton Energy Corp.                               500                         14
                                    ----------------------------------------------------------------------------------
                                                                                                               3,603
----------------------------------------------------------------------------------------------------------------------
FINANCE--16.4%,                     ADVANTA Corp.                                      --                         --
12.1% AND 7.5%                      Ambassador Apartments, Inc.                     1,100                         23
                                    American General Corp.                          2,400                        135
                                    American International Group                    1,800                        199
                                    AmerUS Life Holdings, Inc.                      5,500                        189
                                    ARM Financial Corp.                             5,400                        134
                                    Associated Banc Corp.                           1,453                         75
                                    Astoria Financial Corp.                           700                         36
                                    AXA-UAP, S.A.                                   3,400                        283
                                    BB&T Corp.                                      2,000                        118
                                    Banco Bilbao Vizcaya                           11,916                        417
                                    Banco Popular Espanol                           4,498                        340
                                    Banc One Corp.                                  2,500                        140
                                    BankAmerica Corp.                               2,400                        171
                                    Bankers Trust New York Corp.                    2,000                        209
                                    Bank of Ireland                                20,661                        321
                                    Bank of New York Co.                            1,700                         92
                                    Bear Stearns Cos.                               6,000                        251
                                    Chartwell Re Corp.                                700                         24
                                    Chase Manhattan Corp.                           1,600                        171
                                    CITIC Pacific, Ltd.                            54,000                        155
                                    Commercial Federal Corp.                        7,300                        237
                                    Compass Bancshares                                900                         39
                                    Crestar Financial Corp.                         1,400                         73
                                    Cullen Frost Bankers                            1,000                         55
                                    Del Webb Corp.                                  3,100                         84
                                    Executive Risk                                  3,100                        221
                                    Federal Home Loan Mortgage Corp.               11,200                        498
                                    Federal National Mortgage Association          16,500                      1,019
                                    Financial Federal Corp.                         9,900                        201
                                    First Commerce Corp.                            1,200                         83
                                    First Union Corp.                               5,520                        265
                                    Fleet Financial Group, Inc.                     1,500                        107

PORTFOLIOS OF INVESTMENTS

                 HORIZON 10+                                HORIZON 5
            NUMBER OF                                 NUMBER OF
             SHARES     VALUE                          SHARES     VALUE
-------------------------------------------------------------------------------------
                2,700   $  220                              900    $  73
                3,200      238                            1,000       74
                1,200       34                              400       11
                  800       12                              300        5
               22,019      298                            7,083       96
                3,000      224                            1,000       75
                1,500       30                              800       16
                7,300      115                            3,000       47
                2,656      300                              751       85
                   --       --                              800       33
                4,000      237                            1,200       71
                2,500       43                              700       12
                2,200       37                            1,000       17
                1,700      106                              400       25
                  900       33                              300       11
               16,280      288                            5,430       96
                2,500      104                              700       29
                3,780      162                            1,230       53
                4,296      225                            1,350       71
                1,600       22                              600        8
                2,400       38                            1,100       18
                1,200       62                              400       21
                  400       11                              200        6
------------------------------------------------------------------------------------
                         2,839                                       953
------------------------------------------------------------------------------------
                1,000       30                               --       --
                  900       19                              300        6
                2,600      147                               --       --
                1,800      199                              600       66
                4,100      141                            2,500       86
                4,500      112                            2,500       62
                1,109       57                              401       21
                  600       31                              200       10
                1,700      141                              720       60
                1,500       88                              600       35
                8,864      310                            3,239      113
                3,800      287                              980       74
                1,665       93                            1,683       94
                1,800      128                              600       43
                  900       94                              400       42
               14,574      226                            6,544      102
                1,200       65                              500       27
                5,400      226                            2,100       88
                  500       17                              200        7
                1,500      161                              400       43
               32,000       92                           11,000       32
                5,625      183                            2,400       78
                  650       28                              300       13
                1,000       52                              400       21
                  800       44                              300       16
                2,200       60                              900       24
                1,800      128                              800       57
                9,500      423                            3,000      134
               13,300      821                            4,400      272
                7,600      154                            2,550       52
                  900       63                              200       14
                4,600      221                            1,790       86
                1,200       86                              400       29

PORTFOLIOS OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                                                                               HORIZON 20+
                                                                                  NUMBER OF
                                                                                   SHARES                     VALUE
----------------------------------------------------------------------------------------------------------------------
                                    Fremont General Corp.                             800                     $   41
                                    General Re Corp.                                3,000                        624
                                    H.F. Ahmanson & Co.                             4,500                        262
                                    HSBC Holdings, PLC                              9,778                        217
                                    Hartford Financial Services                     4,000                        360
                                    Hibernia Corp.                                 17,500                        334
                                    ING Groep, N.V.                                 7,335                        336
                                    Imperial Credit Commercial Mortgage Investment     --                         --
                                    Imperial Credit Industries                      3,400                         58
                                    Jefferson-Pilot Corp.                           2,900                        237
                                    Kansas City Southern Industries                 3,900                        117
                                    KeyCorp                                         1,300                         85
                                    LaSalle Partners                                3,400                        113
                                    Lawyers Title Insurance Corp.                   1,100                         39
                                    Long Island Bancorp                             1,600                         72
                                    MGIC Investment Corp.                           7,800                        527
                                    Mercantile Bancorp                                576                         29
                                    Merrill Lynch & Co.                             5,600                        354
                                    Morgan Stanley, Dean Witter, Discover & Co.     8,000                        467
                                    NationsBank                                    13,475                        808
                                    Norwest Corp.                                   2,400                         88
                                    PNC Bank Corp.                                  3,000                        155
                                    PennCorp Financial Group                        1,100                         35
                                    Protective Life Insurance Co.                   3,100                        195
                                    Redwood Trust                                   1,300                         27
                                    Reliance Group Holdings, Inc.                   2,200                         31
                                    Resource Bancshares Mortgage Group              2,520                         41
                                    Safeco Corp.                                    5,100                        255
                                    (a)Southern Pacific Funding Corp.               2,300                         31
                                    Texas Regional Bankshares                       4,300                        129
                                    Travelers Group                                 3,000                        149
                                    United Companies Financial Corp.                1,500                         19
                                    Vedior, N.V.                                    8,515                        190
                                    W.R. Berkley Corp.                                400                         16
                                    Washington Mutual, Inc.                         3,000                        193
                                    Webster Financial Corp.                           800                         49
                                    Wells Fargo & Co.                                 400                        124
                                    Winston Hotels                                  1,500                         20
                                    ----------------------------------------------------------------------------------
                                                                                                              13,192
------------------------------------------------------------------------------------------------------------------------
HEALTH CARE--10.6%,                 Abbott Laboratories                             6,745                        478
7.5% AND 5.0%                       ALZA Corp.                                     23,000                        819
                                    American Home Products Corp.                    5,500                        525
                                 (a)Apria Healthcare Group                          1,600                         21
                                    Astra, A.B., ADR                               29,800                        540
                                    Baxter International                            2,500                        139
                                    Boston Scientific Corp.                         4,000                        203
                                    Bristol-Myers Squibb Co.                        3,500                        349
                                 (a)British Biotech, PLC                           39,870                         89
                                    C.R. Bard                                       5,000                        155
                                 (a)CONMED Corp.                                    2,200                         48
                                 (a)Dura Pharmaceuticals                            4,100                        163
                                    First Health Group Corp.                        7,700                        367
                                 (a)Genesis Health Ventures                           800                         22
                                    Glaxo Wellcome, PLC
                                    ADR                                             4,700                        253
                                    common                                         15,635                        420
                                 (a)Hanger Orthopedic Group                        12,500                        173

PORTFOLIOS OF INVESTMENTS

                 HORIZON 10+                                HORIZON 5
            NUMBER OF                                 NUMBER OF
             SHARES     VALUE                          SHARES     VALUE
-------------------------------------------------------------------------------------
                  700    $  36                              200    $  10
                1,000      208                              300       62
                3,500      204                            1,000       58
               11,131      247                            2,642       59
                   --       --                               --       --
               11,500      219                            7,500      143
                6,419      294                            3,156      145
                1,000       15                              400        6
                1,600       29                              500        9
                2,500      204                              700       57
                3,900      117                               --       --
                1,700      111                              400       26
                2,800       93                            1,400       47
                  800       28                              300       11
                1,200       54                              500       22
                6,000      406                            2,000      135
                  672       34                              151        8
                3,100      196                              800       50
                4,200      245                            1,300       76
                7,963      478                            2,713      163
                2,600       95                              600       22
                2,100      108                              900       46
                  800       25                              300        9
                2,100      132                              900       57
                1,000       21                              500       10
                1,700       24                              700       10
                1,890       31                              735       12
                5,600      280                            1,000       50
                1,800       25                              800       11
                3,900      117                              800       24
                   --       --                               --       --
                1,100       14                              500        6
                7,702      172                            2,909       65
                  300       12                              100        4
                1,300       84                              700       45
                  600       37                              200       12
                  400      124                              100       31
                1,100       15                              500        7
------------------------------------------------------------------------------------
                         9,461                                     3,315
------------------------------------------------------------------------------------
                4,800      340                            1,900      135
               13,000      463                            6,000      214
                4,100      391                            1,500      143
                1,200       15                              400        5
               19,166      347                            5,720      104
                1,500       83                              500       28
                   --       --                               --       --
                3,000      299                              900       90
                1,700       37                              600       13
               34,762       78                            8,700       19
                8,000      248                            2,700       84
                3,000      119                              900       36
                5,600      267                            2,500      119
                  600       16                              300        8

                3,600      194                            1,400       75
               12,001      322                            4,182      112
                9,100      126                            5,800       80

PORTFOLIOS OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                                                                               HORIZON 20+
                                                                                  NUMBER OF
                                                                                   SHARES                     VALUE
------------------------------------------------------------------------------------------------------------------------
                                 (a)Healthworld Corp.                              19,700                     $  266
                                    Integrated Health Services                        600                         17
                                    Johnson & Johnson                               4,000                        268
                                    Mallinckrodt Group                              9,700                        344
                                    Merck & Co.                                     4,900                        575
                                    Novartis                                          222                        381
                                 (a)PAREXEL International Corp.                     4,900                        169
                                    RehabCare Group                                 7,200                        172
                                    Roche Holding, A.G.                                32                        333
                                 (a)Safeskin Corp.                                  4,700                        266
                                 (a)Sofamor-Danek Group                             4,500                        282
                                    United Healthcare Corp.                         7,600                        390
                                    Zeneca Group, PLC                               7,700                        308
                                    ------------------------------------------------------------------------------------
                                                                                                               8,535
------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--16.0%,                  AMP, Inc.                                       8,200                        328
10.2% AND 7.1%                   (a)Adaptec, Inc.                                   5,000                        112
                                 (a)Advanced Fibre Communications                   3,000                         89
                                 (a)Altron, Inc.                                      700                         10
                                 (a)Analog Devices                                  8,300                        245
                                 (a)Applied Materials, Inc.                        15,100                        495
                                 (a)Atmel Corp.                                    29,000                        469
                                    Belden, Inc.                                    8,400                        320
                                 (a)Benchmark Electronics                           1,400                         36
                                 (a)Burr Brown Corp.                                1,000                         35
                                    Canon, Inc.                                     4,000                         97
                                 (a)Cisco Systems                                  15,150                        955
                                    Compaq Computer Corp.                          24,600                        740
                                 (a)Computer Sciences Corp.                         6,900                        586
                                    Diebold                                         7,900                        393
                                 (a)Electroglas                                       500                          7
                                 (a)EXAR Corp.                                        800                         15
                                    Fuji Photo Film Co., Ltd.                       7,000                        294
                                 (a)General Cable Corp.                             1,000                         39
                                    Getronics                                       6,800                        230
                                 (a)HADCO Corp.                                       200                          8
                                    HMT Technology Corp.                            2,200                         24
                                    Hewlett-Packard Co.                             2,000                        120
                                 (a)Hutchinson Technology                           1,000                         25
                                    Intel Corp.                                    14,100                      1,142
                                 (a)Jones Intercable, Inc.                          3,900                         62
                                 (a)KLA-Tenor Corp.                                    --                         --
                                 (a)Keane, Inc.                                     4,800                        195
                                 (a)Learning Co.                                    2,700                         42
                                    Linear Technology Corp.                         5,800                        384
                                 (a)Microchip Technology                           14,600                        337
                                 (a)Parametric Technology Corp.                     8,100                        411
                                    Pittway Corp.                                   7,100                        458
                                 (a)Quantum Corp.                                  25,400                        619
                                 (a)Read-Rite Corp.                                 1,400                         21
                                    Reynolds & Reynolds Co.                        29,500                        586
                                    Scientific Atlanta                              3,300                         51
                                 (a)Sun Microsystems                               20,400                        978
                                 (a)3Com Corp.                                     21,500                        711
                                 (a)Tech-Sym Corp.                                  1,800                         47
                                    Telecom Italia Spa                             40,230                        279
                                 (a)Teradyne, Inc.                                 16,500                        652
                                    World Access, Inc.                              5,100                        129
                                    ----------------------------------------------------------------------------------
                                                                                                              12,776

PORTFOLIOS OF INVESTMENTS

                 HORIZON 10+                                HORIZON 5
            NUMBER OF                                 NUMBER OF
             SHARES     VALUE                          SHARES     VALUE
------------------------------------------------------------------------------------
                8,800   $  119                            4,700    $  63
                  500       14                              300        9
                2,350      157                              750       50
                5,700      202                            1,100       39
                4,000      469                            1,500      176
                  150      257                               66      113
                3,100      107                            1,400       48
                4,800      115                            1,200       29
                   23      239                                8       83
                3,100      175                            1,000       57
                2,700      169                            1,600      100
                6,700      343                            2,200      113
                3,190      128                            1,870       75
------------------------------------------------------------------------------------
                         5,839                                     2,220
------------------------------------------------------------------------------------
                7,000      280                            2,100       84
                3,000       67                               --       --
                2,300       68                            1,300       39
                  500        7                              200        3
                4,300      127                            3,300       97
                8,500      279                            3,600      118
               17,000      275                            6,500      105
                6,100      233                            2,900      111
                1,200       31                              400       10
                  800       28                              300       11
                6,000      146                            1,000       24
                9,975      629                            3,900      246
               14,700      442                            5,800      174
                4,300      365                            2,000      170
                5,200      259                            2,500      124
                  400        6                              200        3
                  700       13                              300        6
                3,400      143                            2,000       84
                  800       31                              300       12
                4,800      163                            1,575       53
                  100        4                              100        4
                1,700       18                              800        9
                2,000      120                              600       36
                  700       18                              300        8
                7,300      591                            3,200      259
                2,900       46                            1,200       19
                1,100       41                               --       --
                1,600       65                               --       --
                2,100       33                              800       12
                2,800      186                            1,700      113
                8,000      185                            4,000       92
                5,200      264                            1,700       86
                4,000      258                            1,900      123
               17,200      419                            5,400      132
                1,100       16                              500        7
               15,000      298                            6,300      125
                2,500       39                            1,100       17
               10,000      479                            3,700      177
               15,900      526                            5,000      165
                1,300       34                              500       13
               23,100      160                           10,980       76
               11,000      435                            3,500      138
                3,500       89                            1,300       33
------------------------------------------------------------------------------------
                         7,916                                     3,118

PORTFOLIOS OF INVESTMENTS

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
                                                                                                HORIZON 20+
                                                                                 NUMBER OF
                                                                                  SHARES                        VALUE
------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--.2%,                Airborne Freight Corp.                         1,000                     $    71
 .2% AND .1%
                                    (a)America West Airlines                       2,200                          48
                                    Borg-Warner Automotive, Inc.                     800                          43
                                    ------------------------------------------------------------------------------------
                                                                                                                 162
------------------------------------------------------------------------------------------------------------------------
UTILITIES--3.5%,                    Florida Progress Corp.                         3,500                         134
2.5% AND 1.4%                       GTE Corp.                                      5,500                         300
                                    Telecom Italia Mobile                         85,579                         408
                                    Telefonica de Espana, S.A.                    17,385                         569
                                    Veba, A.G.                                     6,355                         439
                                    (a)WorldCom, Inc.                             26,500                         949
                                    ------------------------------------------------------------------------------------
                                                                                                               2,799
                                    ------------------------------------------------------------------------------------
                                    TOTAL COMMON STOCKS--83.5%, 58.2% AND 37.7%
                                    (Cost: $58,056, $38,332 and $14,310)                                      66,999
                                    ------------------------------------------------------------------------------------
                                                                                 PRINCIPAL
                                                                                  AMOUNT                      VALUE
------------------------------------------------------------------------------------------------------------------------
MONEY MARKET                        Yield 4.87% and 5.48%
INSTRUMENTS--.1% AND .6%            Due--February and March 1998
                                    (Cost: $50 and $498)                             $50                          50
                                    ------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS--100.5%,
                                    102.4% AND 97.7%
                                    (Cost: $71,601, $72,560 and $40,602)                                      80,650
                                    ------------------------------------------------------------------------------------
                                    CASH AND OTHER ASSETS, LESS
                                    LIABILITIES--(.5)%, (2.4)% AND 2.3%                                         (422)
                                    ------------------------------------------------------------------------------------
                                    NET ASSETS--100%                                                         $80,228
                                    ------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIOS OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments for federal income tax purposes at January 31, 1998, the unrealized appreciation and depreciation on investments is as follows (in thousands):

                                                              HORIZON 20+    HORIZON 10+     HORIZON 5
-----------------------------------------------------------------------------------------------------------
Cost of investments for federal income tax purposes           $  71,601      $  72,560       $ 40,602
-----------------------------------------------------------------------------------------------------------
Gross unrealized appreciation                                    11,015          8,563          3,034
-----------------------------------------------------------------------------------------------------------
Gross unrealized depreciation                                     1,966          1,304            574
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation                                       9,049          7,259          2,460
-----------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS

------------------------------------------------------------------------------------
                HORIZON 10+                                 HORIZON 5
            NUMBER OF                                 NUMBER OF
             SHARES     VALUE                          SHARES     VALUE
------------------------------------------------------------------------------------
                  800  $    57                              300  $    21
                1,700       37                              600       13
                  600       32                              200       11
------------------------------------------------------------------------------------
                           126                                        45
------------------------------------------------------------------------------------
                3,000      115                            1,000       38
                5,000      273                            2,000      109
               63,229      302                           18,282       87
               10,700      350                            3,090      101
                4,753      329                              840       58
               15,300      548                            6,500      233
------------------------------------------------------------------------------------
                         1,917                                       626
------------------------------------------------------------------------------------
                        45,350                                    16,639
------------------------------------------------------------------------------------

            PRINCIPAL                                 PRINCIPAL
             AMOUNT     VALUE                          AMOUNT     VALUE
------------------------------------------------------------------------------------
             $500        498                               --         --
                      79,819                                      43,062
------------------------------------------------------------------------------------
                      (1,860)                                        994
------------------------------------------------------------------------------------
                     $77,959                                     $44,056
------------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JANUARY 31, 1998 (UNAUDITED)
(IN THOUSANDS)

                                                                HORIZON 20+    HORIZON 10+    HORIZON 5
-------------------------------------------------------------------------------------------------------
 ASSETS
-------------------------------------------------------------------------------------------------------
Investments, at value
(Cost: $71,601, $72,560 and $40,602)                            $  80,650         79,819        43,062
-------------------------------------------------------------------------------------------------------
Cash                                                                   --            652           785
-------------------------------------------------------------------------------------------------------
Receivable for:
  Investments sold                                                  4,350            122            76
-------------------------------------------------------------------------------------------------------
  Fund shares sold                                                     49            474            28
-------------------------------------------------------------------------------------------------------
  Dividends and interest                                              365            754           555
-------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                   85,414         81,821        44,506
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-------------------------------------------------------------------------------------------------------

Cash overdraft                                                      3,323             --            --
-------------------------------------------------------------------------------------------------------
Payable for:
  Investments purchased                                             1,693          3,703           343
-------------------------------------------------------------------------------------------------------
  Fund shares redeemed                                                 --             --            14
-------------------------------------------------------------------------------------------------------
  Management fee                                                       40             36            20
-------------------------------------------------------------------------------------------------------
  Distribution services fee                                            26             25            15
-------------------------------------------------------------------------------------------------------
  Administrative services fee                                          14             14             8
-------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses               76             68            37
-------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                             14             16            13
-------------------------------------------------------------------------------------------------------
    Total liabilities                                               5,186          3,862           450
-------------------------------------------------------------------------------------------------------
NET ASSETS                                                        $80,228         77,959        44,056
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-------------------------------------------------------------------------------------------------------

Paid-in capital                                                   $71,040         70,087        41,187
-------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                         (297)          (160)          (29)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                          9,049          7,259         2,460
-------------------------------------------------------------------------------------------------------
Undistributed net investment income                                   436            773           438
-------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                       $80,228         77,959        44,056
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 THE PRICING OF SHARES
-------------------------------------------------------------------------------------------------------

CLASS A SHARES
  Net assets applicable to shares outstanding                     $35,752         37,128        18,573
-------------------------------------------------------------------------------------------------------
  Shares outstanding                                                2,863          3,185         1,718
-------------------------------------------------------------------------------------------------------
  Net asset value and redemption price per share
  (net assets / shares outstanding)                               $ 12.49          11.66         10.81
-------------------------------------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                     $ 13.25          12.37         11.47
-------------------------------------------------------------------------------------------------------
CLASS B SHARES
  Net assets applicable to shares outstanding                     $38,237         32,757        20,962
-------------------------------------------------------------------------------------------------------
  Shares outstanding                                                3,096          2,811         1,935
-------------------------------------------------------------------------------------------------------
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  (net assets / shares outstanding)                               $ 12.35          11.65         10.83
-------------------------------------------------------------------------------------------------------
CLASS C SHARES
  Net assets applicable to shares outstanding                     $ 5,324          7,662         4,386
-------------------------------------------------------------------------------------------------------
  Shares outstanding                                                  431            657           405
-------------------------------------------------------------------------------------------------------
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  (net assets / shares outstanding)                               $ 12.37          11.67         10.83
-------------------------------------------------------------------------------------------------------
CLASS I SHARES
  Net assets applicable to shares outstanding                     $   915            412           135
-------------------------------------------------------------------------------------------------------
  Shares outstanding                                                   73             35            13
-------------------------------------------------------------------------------------------------------
  Net asset value and redemption price per share
  (net assets / shares outstanding)                               $ 12.53          11.64         10.82
-------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)

(IN THOUSANDS)

                                                                HORIZON 20+    HORIZON 10+    HORIZON 5
 NET INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------
  Dividends                                                     $    339            263           88
-------------------------------------------------------------------------------------------------------
  Interest                                                           541          1,035          792
-------------------------------------------------------------------------------------------------------
    Total investment income                                          880          1,298          880
-------------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                     205            199          102
-------------------------------------------------------------------------------------------------------
  Distribution services fee                                          146            143           79
-------------------------------------------------------------------------------------------------------
  Administrative services fee                                         81             81           43
-------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             328            194           83
-------------------------------------------------------------------------------------------------------
  Professional fees                                                   18             21            9
-------------------------------------------------------------------------------------------------------
  Reports to shareholders                                             21             25           17
-------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                            24             29           15
-------------------------------------------------------------------------------------------------------
    Total expenses                                                   823            692          348
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                 57            606          532
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on sales of investments                          786            801          236
-------------------------------------------------------------------------------------------------------
  Net realized gain from futures transactions                         32             35           36
-------------------------------------------------------------------------------------------------------
    Net realized gain                                                818            836          272
-------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments              (157)          (273)         (25)
-------------------------------------------------------------------------------------------------------
Net gain on investments                                              661            563          247
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 718          1,169          779
-------------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended January 31, 1998 (unaudited) and for the year ended July 31, 1997

(IN THOUSANDS)

                                                        HORIZON 20+        HORIZON 10+         HORIZON 5
                                                      ----------------   ----------------   ---------------
                                                       1998      1997     1998     1997      1998     1997
-----------------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
  Net investment income                               $    57      254      606       758      532      651
-----------------------------------------------------------------------------------------------------------
  Net realized gain                                       818    1,937      836     1,574      272      664
-----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation
  (depreciation)                                         (157)   9,767     (273)    7,921      (25)   2,641
-----------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations      718   11,958    1,169    10,253      779    3,956
-----------------------------------------------------------------------------------------------------------
Net equalization credits                                  146      174      185       293      136      148
-----------------------------------------------------------------------------------------------------------
  Distribution from net investment income                (123)    (207)    (624)     (581)    (541)    (565)
-----------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                  (2,945)      --   (2,477)       --     (920)      --
-----------------------------------------------------------------------------------------------------------
Total dividends to shareholders                        (3,068)    (207)  (3,101)     (581)  (1,461)    (565)
-----------------------------------------------------------------------------------------------------------
Net increase from capital share transactions           19,759   32,497   16,306    34,523   13,902   16,330
-----------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                           17,555   44,422   14,559    44,488   13,356   19,869
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 NET ASSETS
-----------------------------------------------------------------------------------------------------------

Beginning of period                                    62,673   18,251   63,400    18,912   30,700   10,831
-----------------------------------------------------------------------------------------------------------
END OF PERIOD                                         $80,228   62,673   77,959    63,400   44,056   30,700
-----------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME AT END OF PERIOD  $   436      356      773       606      438      311
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE
     FUND Kemper Horizon Fund (the "Fund") is an open-end diversified management investment company organized as a business trust under the laws of Massachusetts. The Fund consists of three investment portfolios ("Portfolios") designed for investors with different investment objectives. The three Portfolios are Horizon 20+, Horizon 10+ and Horizon 5. Each Portfolio currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of each Portfolio have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             CURRENCY TRANSLATION. The books and records of the Portfolios are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by a recognized dealer. If such quotations are not readily available, the rates of exchange are determined in good faith by the Board of Trustees. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions. The Portfolios include that portion of the results of operations resulting from

NOTES TO FINANCIAL STATEMENTS

                             changes in foreign exchange rates with net realized and unrealized gain (loss) on investments.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             EXPENSES. Expenses arising in connection with a specific Portfolio are allocated to that Portfolio. Other Fund expenses are allocated among the Portfolios in proportion to their relative net assets.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Portfolio's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. Each Portfolio has complied with the special provisions of the Internal Revenue Code available to investment companies for the six months ended January 31, 1998.

                             DIVIDENDS TO SHAREHOLDERS. Each Portfolio intends to pay dividends of net investment income as follows: annually for the Horizon 20+, semiannually for the Horizon 10+, and quarterly for the Horizon
                             5. Each Portfolio will pay any net realized capital gains at least annually. Dividends are recorded on ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Portfolio shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------
3    TRANSACTIONS
     WITH AFFILIATES         INVESTMENT MANAGER COMBINATION. Effective December
                             31, 1997, Zurich Insurance Company, the parent of
                             Zurich Kemper Investments, Inc. (ZKI), acquired a majority interest in Scudder, Stevens & Clark, Inc.
                             (Scudder), another major investment manager. As a result of this transaction, the operations of ZKI were combined with Scudder to form a new global investment organization named Scudder Kemper
                             Investments, Inc. (Scudder Kemper). The transaction resulted in the termination of the Fund's investment management agreement with ZKI, however, a new investment management agreement between the Fund and Scudder Kemper was approved by the Fund's
                             Board of Trustees and by the Fund's shareholders.
                             The new management agreement, which was effective
                             December 31, 1997, is the same in all material respects as the previous management agreement, except that Scudder Kemper is the new investment adviser to the Fund. In addition, the names of the Fund's principal underwriter and

NOTES TO FINANCIAL STATEMENTS

                             shareholder service agent were changed to Kemper Distributors, Inc. (KDI) and Kemper Service Company
                             (KSvC), respectively.

                             MANAGEMENT AGREEMENT. Under the Fund's management agreement each Portfolio pays a management fee at an annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred management fees of $506,000 for the six months ended January 31, 1998.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with KDI. Underwriting commissions paid in connection with the distribution of each Portfolio's Class A shares for the six months ended January 31, 1998 are as follows:

                                                                                       COMMISSIONS
                                                                   COMMISSIONS         ALLOWED BY
                                                                 RETAINED BY KDI      KDI TO FIRMS
                                                                 ---------------      -------------

                             Horizon 20+                             $14,000             101,000
                             Horizon 10+                              14,000             100,000
                             Horizon 5                                 6,000              50,000

                             For services under the distribution services agreement, each Portfolio pays KDI a fee of .75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares of each Portfolio. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares for the six months ended January 31, 1998 are as follows:

                                                           DISTRIBUTION FEES      COMMISSIONS AND
                                                               AND CDSC        DISTRIBUTION FEES PAID
                                                            RECEIVED BY KDI       BY KDI TO FIRMS
                                                           -----------------   ----------------------

                             Horizon 20+                   $    171,000               316,000
                             Horizon 10+                        161,000               232,000
                             Horizon 5                           88,000                91,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, each Portfolio pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Portfolio accounts the firms service. Administrative services fees
                             (ASF) paid for the six months ended January 31, 1998 are as follows:

                                                                   ASF PAID BY         ASF PAID BY
                                                              THE PORTFOLIOS TO KDI    KDI TO FIRMS
                                                              ----------------------   ------------
                             Horizon 20+                      $       81,000              85,000
                             Horizon 10+                              81,000              80,000
                             Horizon 5                                43,000              42,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's custodian and transfer agent, KSvC is the shareholder service agent of

NOTES TO FINANCIAL STATEMENTS

                             the Fund. Under the agreement, KSvC received shareholder services fees of $515,000 for the six months ended January 31, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the six months ended January 31, 1998, the Fund made no payments to its officers and incurred trustees' fees of $12,000 to independent trustees.

--------------------------------------------------------------------------------
4    INVESTMENT
     TRANSACTIONS
                             For the six months ended January 31, 1998, investment transactions (excluding short-term instruments) are as follows (in thousands):

                                                                  HORIZON 20+   HORIZON 10+   HORIZON 5
                                                                  -----------   -----------   ---------
                             Purchases                              $38,923       30,119       17,157
                             Proceeds from sales                     21,272       14,368        5,242

--------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS            The following tables summarize the activity in
                             capital shares of the Portfolios (in thousands):

                              HORIZON 20+

                                                                       SIX MONTHS ENDED                  YEAR ENDED
                                                                       JANUARY 31, 1998                JULY 31, 1997
                                                                     --------------------           --------------------
                                                                     SHARES       AMOUNT            SHARES       AMOUNT
                                          ------------------------------------------------------------------------------
                                           SHARES SOLD
                                           Class A                     912        $11,908           1,392        $15,323
                                          ------------------------------------------------------------------------------
                                           Class B                     749          9,326           1,837         19,895
                                          ------------------------------------------------------------------------------
                                           Class C                     141          1,753             301          3,266
                                          ------------------------------------------------------------------------------
                                           Class I                      79            143              38            411
                                          ------------------------------------------------------------------------------
                                           SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                           Class A                     120          1,456              12            123
                                          ------------------------------------------------------------------------------
                                           Class B                     110          1,324               6             58
                                          ------------------------------------------------------------------------------
                                           Class C                      14            171               1              6
                                          ------------------------------------------------------------------------------
                                           Class I                       3             41               1             13
                                          ------------------------------------------------------------------------------
                                           SHARES REDEEMED
                                           Class A                    (190)        (2,382)           (248)        (2,762)
                                          ------------------------------------------------------------------------------
                                           Class B                    (251)        (3,461)           (194)        (2,256)
                                          ------------------------------------------------------------------------------
                                           Class C                     (32)          (411)            (76)          (815)
                                          ------------------------------------------------------------------------------
                                           Class I                     (76)          (109)            (70)          (765)
                                          ------------------------------------------------------------------------------
                                           CONVERSION OF SHARES
                                           Class A                      27            333               7             82
                                          ------------------------------------------------------------------------------
                                           Class B                     (27)          (333)             (7)           (82)
                                          ------------------------------------------------------------------------------
                                           NET INCREASE FROM
                                           CAPITAL SHARE
                                           TRANSACTIONS                           $19,759                        $32,497
                                          ------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

                              HORIZON 10+

                                                                 SIX MONTHS ENDED                   YEAR ENDED
                                                                 JANUARY 31, 1998                 JULY 31, 1997
                                                               --------------------           ----------------------
                                                               SHARES       AMOUNT            SHARES         AMOUNT
                                       -----------------------------------------------------------------------------
                                        SHARES SOLD
                                        Class A                  970        $11,172           1,736          $18,250
                                       -----------------------------------------------------------------------------
                                        Class B                  610          7,139           1,820           19,131
                                       -----------------------------------------------------------------------------
                                        Class C                  171          2,000             484            5,055
                                       -----------------------------------------------------------------------------
                                        Class I                   28             78              46              490
                                       -----------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                  125          1,428              31              337
                                       -----------------------------------------------------------------------------
                                        Class B                  114          1,293              17              186
                                       -----------------------------------------------------------------------------
                                        Class C                   24            276               3               39
                                       -----------------------------------------------------------------------------
                                        Class I                    2             19               1                9
                                       -----------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                 (250)        (2,901)           (466)          (5,040)
                                       -----------------------------------------------------------------------------
                                        Class B                 (327)        (3,744)           (255)          (2,788)
                                       -----------------------------------------------------------------------------
                                        Class C                  (32)          (381)            (82)            (882)
                                       -----------------------------------------------------------------------------
                                        Class I                  (28)           (73)            (25)            (264)
                                       -----------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                   52            683              14              150
                                       -----------------------------------------------------------------------------
                                        Class B                  (52)          (683)            (14)            (150)
                                       -----------------------------------------------------------------------------
                                        NET INCREASE FROM
                                        CAPITAL SHARE TRANSACTIONS          $16,306                          $34,523
                                       -----------------------------------------------------------------------------

                              HORIZON 5

                                                                   SIX MONTHS ENDED                   YEAR ENDED
                                                                   JANUARY 31, 1998                 JULY 31, 1997
                                                                 --------------------           ----------------------
                                                                 SHARES       AMOUNT            SHARES         AMOUNT
                                       -------------------------------------------------------------------------------
                                        SHARES SOLD
                                        Class A                    988        $10,560             845          $ 8,504
                                       -------------------------------------------------------------------------------
                                        Class B                    592          6,387           1,343           13,437
                                       -------------------------------------------------------------------------------
                                        Class C                    126          1,346             286            2,897
                                       -------------------------------------------------------------------------------
                                        Class I                     14             17               2               23
                                       -------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                     54            572              23              236
                                       -------------------------------------------------------------------------------
                                        Class B                     64            683              26              265
                                       -------------------------------------------------------------------------------
                                        Class C                     13            144               4               38
                                       -------------------------------------------------------------------------------
                                        Class I                      1              6               1                4
                                       -------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                   (440)        (4,693)           (274)          (2,800)
                                       -------------------------------------------------------------------------------
                                        Class B                    (88)          (949)           (538)          (5,514)
                                       -------------------------------------------------------------------------------
                                        Class C                    (15)          (160)            (73)            (743)
                                       -------------------------------------------------------------------------------
                                        Class I                    (14)           (11)             (2)             (17)
                                       -------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                     46            499              15              150
                                       -------------------------------------------------------------------------------
                                        Class B                    (46)          (499)            (14)            (150)
                                       -------------------------------------------------------------------------------
                                        NET INCREASE FROM
                                        CAPITAL SHARE TRANSACTIONS            $13,902                          $16,330
                                       -------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
6    FINANCIAL FUTURES
     CONTRACTS               The Portfolios have entered into exchange traded
                             financial futures contracts in order to take advantage of anticipated market conditions and, as such, bear the risk that arises from entering into these contracts.

                             At the time a Portfolio enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Portfolios and the broker as the market value of the futures contract fluctuates. At January 31, 1998, the market value of assets pledged by the Portfolios to cover margin requirements for open futures positions were $77,000 for Horizon 20+, $105,000 for Horizon 10+
                             and $108,000 for Horizon 5 for the following financial futures contracts owned by the Portfolios.

                                                     CONTRACT                     EXPIRATION      GAIN AT
                                     TYPE             AMOUNT        POSITION        MONTH         1/31/98
                             ----------------------------------------------------------------------------

                             HORIZON 20+:
                             S&P 500 Index          $1,438,000      Long          March '98       $44,000
                             ----------------------------------------------------------------------------

                             HORIZON 10+:
                             S&P 500 Index          $5,633,000      Long          March '98       $46,000
                             ----------------------------------------------------------------------------

                             HORIZON 5:
                             S&P 500 Index          $  944,000      Long          March '98       $44,000
                             ----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS



                                                        CLASS A                                    CLASS B
                                        SIX MONTHS                 DECEMBER 29,    SIX MONTHS                 DECEMBER 29,
                                           ENDED      YEAR ENDED     1995 TO          ENDED      YEAR ENDED     1995 TO
                                        JANUARY 31,    JULY 31,      JULY 31,      JANUARY 31,    JULY 31,      JULY 31,
              HORIZON 20+                  1998          1997          1996           1998          1997          1996
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period      $12.89         9.72          9.50           12.79         9.65          9.50
-------------------------------------------------------------------------------    ---------------------------------------
Income from investment operations:
  Net investment income (loss)               .04          .12           .18           (.02)          .03          .11
-------------------------------------------------------------------------------    ---------------------------------------
  Net realized and unrealized gain           .08         3.15           .04            .06          3.15          .04
-------------------------------------------------------------------------------    ---------------------------------------
Total from investment operations             .12         3.27           .22            .04          3.18          .15
-------------------------------------------------------------------------------    ---------------------------------------
Less dividends
  Distribution from net investment
  income                                     .04          .10            --            --            .04           --
-------------------------------------------------------------------------------    ---------------------------------------
  Distribution from net realized gain        .48           --            --            .48            --           --
-------------------------------------------------------------------------------    ---------------------------------------
Total dividends                              .52          .10            --            .48           .04           --
-------------------------------------------------------------------------------    ---------------------------------------
Net asset value, end of period            $12.49        12.89          9.72           12.35        12.79          9.65
----------------------------------------------------------------------------        -------------------------------------
TOTAL RETURN (NOT ANNUALIZED)               1.03%       33.90          2.32            .42         33.01          1.58
--------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------------------------
Expenses                                    1.77%        1.69          1.48           2.71          2.47          2.26
-------------------------------------------------------------------------------    ---------------------------------------
Net investment income (loss)                 .72%        1.08          1.51           (.22)          .30          .73
-------------------------------------------------------------------------------    ---------------------------------------

                                                        CLASS C                                    CLASS I
                                        SIX MONTHS                 DECEMBER 29,    SIX MONTHS                   APRIL 8,
                                           ENDED      YEAR ENDED     1995 TO          ENDED      YEAR ENDED        TO
                                        JANUARY 31,    JULY 31,      JULY 31,      JANUARY 31,    JULY 31,      JULY 31,
                                           1998          1997          1996           1998          1997          1996
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period      $12.80         9.67          9.50           12.96         9.73         10.03
-------------------------------------------------------------------------------    ---------------------------------------
Income from investment operations:
  Net investment income (loss)              (.02)         .04           .13            .08           .19          .07
-------------------------------------------------------------------------------    ---------------------------------------
  Net realized and unrealized gain
    (loss)                                   .07         3.13           .04            .09          3.17         (.37)
-------------------------------------------------------------------------------    ---------------------------------------
Total from investment operations             .05         3.17           .17            .17          3.36         (.30)
-------------------------------------------------------------------------------    ---------------------------------------
Less dividends
  Distribution from net investment
  income                                      --          .04            --            .12           .13           --
-------------------------------------------------------------------------------    ---------------------------------------
  Distribution from net realized gain        .48           --            --            .48            --           --
-------------------------------------------------------------------------------    ---------------------------------------
Total dividends                              .48          .04            --            .60           .13           --
-------------------------------------------------------------------------------    ---------------------------------------
Net asset value, end of period            $12.37        12.80          9.67           12.53        12.96          9.73
----------------------------------------------------------------------------        -------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                .50%       32.80          1.79           1.46         34.84         (2.99)
--------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------------------------
Expenses                                    2.82%        2.48          2.23           1.00          1.04          .73
-------------------------------------------------------------------------------    ---------------------------------------
Net investment income (loss)                (.33)%        .29           .76           1.49          1.73          2.32
-------------------------------------------------------------------------------    ---------------------------------------

SUPPLEMENTAL DATA FOR ALL CLASSES
----------------------------------------------------------------------------------------------------------------

                                                             SIX MONTHS                             DECEMBER 29,
                                                                ENDED            YEAR ENDED           1995 TO
                                                             JANUARY 31,          JULY 31,            JULY 31,
                                                                1998                1997                1996
----------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)                     $80,228             62,673              18,251
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                57%               130                 122
----------------------------------------------------------------------------------------------------------------
Average commission rate paid per share on stock transactions   $ .0504              .0491               .0417
----------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Highlights.

FINANCIAL HIGHLIGHTS



                                                        CLASS A                                    CLASS B
                                        SIX MONTHS                 DECEMBER 29,    SIX MONTHS                 DECEMBER 29,
                                           ENDED      YEAR ENDED     1995 TO          ENDED      YEAR ENDED     1995 TO
                                        JANUARY 31,    JULY 31,      JULY 31,      JANUARY 31,    JULY 31,      JULY 31,
              HORIZON 10+                  1998          1997          1996           1998          1997          1996
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period      $12.01          9.60         9.50           12.00            9.60       9.50
-------------------------------------------------------------------------------    ---------------------------------------
Income from investment operations:
  Net investment income                      .13          .25           .20            .08              .16       .17
-------------------------------------------------------------------------------    ---------------------------------------
  Net realized and unrealized gain
    (loss)                                   .06         2.36          (.04)           .06             2.35      (.04)
-------------------------------------------------------------------------------    ---------------------------------------
Total from investment operations             .19         2.61           .16            .14             2.51       .13
-------------------------------------------------------------------------------    ---------------------------------------
Less dividends
  Distribution from net investment
  income                                     .13          .20           .06            .08              .11       .03
-------------------------------------------------------------------------------    ---------------------------------------
  Distribution from net realized gain        .41           --            --            .41               --        --
-------------------------------------------------------------------------------    ---------------------------------------
Total dividends                              .54          .20           .06            .49              .11       .03
-------------------------------------------------------------------------------    ---------------------------------------
Net asset value, end of period            $11.66         12.01         9.60           11.65           12.00       9.60
----------------------------------------------------------------------------        -------------------------------------
TOTAL RETURN (NOT ANNUALIZED)               1.72%       27.43          1.70           1.28            26.25       1.38
--------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------------------------
Expenses                                    1.56%        1.51          1.48           2.42             2.36       2.26
-------------------------------------------------------------------------------    ---------------------------------------
Net investment income                       2.22%        2.36          2.40           1.36             1.51       1.62
-------------------------------------------------------------------------------    ---------------------------------------

                                                        CLASS C                                    CLASS I
                                        SIX MONTHS                 DECEMBER 29,    SIX MONTHS                   APRIL 8,
                                           ENDED      YEAR ENDED     1995 TO          ENDED      YEAR ENDED        TO
                                        JANUARY 31,    JULY 31,      JULY 31,      JANUARY 31,    JULY 31,      JULY 31,
                                           1998          1997          1996           1998          1997          1996
--------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $11.98          9.60         9.50           11.97            9.57       9.83
-------------------------------------------------------------------------------    ---------------------------------------
Income from investment operations:
  Net investment income                      .11           .14          .17             .18             .26        .09
-------------------------------------------------------------------------------    ---------------------------------------
  Net realized and unrealized gain
    (loss)                                   .06          2.34         (.04)            .06            2.40       (.26)
-------------------------------------------------------------------------------    ---------------------------------------
Total from investment operations             .17          2.48          .13             .24            2.66       (.17)
-------------------------------------------------------------------------------    ---------------------------------------
Less dividends
  Distribution from net investment
  income                                     .07           .10          .03             .16             .26        .09
-------------------------------------------------------------------------------    ---------------------------------------
  Distribution from net realized gain        .41            --           --             .41              --         --
-------------------------------------------------------------------------------    ---------------------------------------
Total dividends                              .48           .10          .03             .57             .26        .09
-------------------------------------------------------------------------------    ---------------------------------------
Net asset value, end of period            $11.67         11.98         9.60           11.64           11.97        9.57
----------------------------------------------------------------------------        -------------------------------------
TOTAL RETURN (NOT ANNUALIZED)               1.50%        25.97         1.39            2.13           28.09       (1.74)
-------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------------------------------------
Expenses                                    2.18%         2.61         2.23            1.30            1.06         .73
-------------------------------------------------------------------------------    ---------------------------------------
Net investment income                       1.60%         1.26         1.65            2.48            2.81        3.21
-------------------------------------------------------------------------------    ---------------------------------------



SUPPLEMENTAL DATA FOR ALL CLASSES
---------------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS
                                                                ENDED         YEAR ENDED      DECEMBER 29, 1995
                                                             JANUARY 31,       JULY 31,              TO
                                                                1998             1997           JULY 31, 1996
---------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)                     $77,959          63,400             18,912
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                38%            126                 87
---------------------------------------------------------------------------------------------------------------
Average commission rate paid per share on stock transactions   $ .0505           .0494              .0413
---------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS



                                                             CLASS A                                 CLASS B
                                             SIX MONTHS                 DECEMBER 29,  SIX MONTHS               DECEMBER 29,
                                                ENDED      YEAR ENDED     1995 TO        ENDED     YEAR ENDED    1995 TO
                                             JANUARY 31,    JULY 31,      JULY 31,    JANUARY 31,   JULY 31,     JULY 31,
                 HORIZON 5                      1998          1997          1996         1998         1998         1996
---------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $11.06           9.57        9.50         11.06        9.57         9.50
------------------------------------------------------------------------------------  -------------------------------------
Income from investment operations:
  Net investment income                           .18           .34         .25           .16         .27          .21
------------------------------------------------------------------------------------  -------------------------------------
  Net realized and unrealized gain (loss)         .03          1.45        (.07)          .03         1.44        (.07)
------------------------------------------------------------------------------------  -------------------------------------
Total from investment operations                  .21          1.79         .18           .19         1.71         .14
------------------------------------------------------------------------------------  -------------------------------------
Less dividends
  Distribution from net investment income         .19           .30         .11           .15         .22          .07
------------------------------------------------------------------------------------  -------------------------------------
  Distribution from net realized gain             .27            --          --           .27          --           --
------------------------------------------------------------------------------------  -------------------------------------
Total dividends                                   .46           .30         .11           .42         .22          .07
------------------------------------------------------------------------------------  -------------------------------------
Net asset value, end of period                 $10.81         11.06        9.57         10.83       11.06         9.57
-------------------------------------------------------------------------------        ----------------------------------
TOTAL RETURN (NOT ANNUALIZED)                    1.98%        19.02        1.84          1.83       18.15         1.44
---------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------------------------------------
Expenses                                         1.60%         1.51        1.48          2.17        2.15         2.26
------------------------------------------------------------------------------------  -------------------------------------
Net investment income                            3.42%         3.30        3.20          2.85        2.66         2.42
------------------------------------------------------------------------------------  -------------------------------------

                                                             CLASS C                                 CLASS I
                                             SIX MONTHS                 DECEMBER 29,  SIX MONTHS                 APRIL 8
                                                ENDED      YEAR ENDED     1995 TO        ENDED     YEAR ENDED       TO
                                             JANUARY 31,    JULY 31,      JULY 31,    JANUARY 31,   JULY 31,     JULY 31,
                                                1998          1997          1996         1998         1997         1996
---------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $11.07           9.57        9.50         11.06        9.58         9.69
------------------------------------------------------------------------------------  -------------------------------------
Income from investment operations:
  Net investment income                           .15           .28         .21           .07         .32          .08
------------------------------------------------------------------------------------  -------------------------------------
  Net realized and unrealized gain (loss)         .03          1.43        (.07)          .17         1.49        (.11)
------------------------------------------------------------------------------------  -------------------------------------
Total from investment operations                  .18          1.71         .14           .24         1.81        (.03)
------------------------------------------------------------------------------------  -------------------------------------
Less dividends
  Distribution from net investment income         .15           .21         .07           .21         .33          .08
------------------------------------------------------------------------------------  -------------------------------------
  Distribution from net realized gain             .27            --          --           .27          --           --
------------------------------------------------------------------------------------  -------------------------------------
Total dividends                                   .42           .21         .07           .48         .33          .08
------------------------------------------------------------------------------------  -------------------------------------
Net asset value, end of period                 $10.83          11.07       9.57         10.82       11.06         9.58
-------------------------------------------------------------------------------        ----------------------------------
TOTAL RETURN (NOT ANNUALIZED)                    1.74%        18.13        1.45          2.23       19.27         (.31)
---------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------------------------------------
Expenses                                         2.12%         2.16        2.23          1.23        1.20          .73
------------------------------------------------------------------------------------  -------------------------------------
Net investment income                            2.90%         2.65        2.45          3.79        3.61         4.11
------------------------------------------------------------------------------------  -------------------------------------

SUPPLEMENTAL DATA FOR ALL CLASSES
---------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS
                                                                ENDED      YEAR ENDED   DECEMBER 29, 1995
                                                             JANUARY 31,    JULY 31,           TO
                                                                1998          1997        JULY 31, 1996
---------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)                     $44,056        30,700         10,831
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                28%          150             57
---------------------------------------------------------------------------------------------------------
Average commission rate paid per share on stock transactions   $ .0494         .0476          .0460
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS FOR ALL PORTFOLIOS:

Total returns do not reflect the effect of any sales charges.

Per share data for the period ended July 31, 1996 was determined based on average shares outstanding.

Data for the period ended January 31, 1998 is unaudited.

For the fiscal period ended July 31, 1996, the investment manager agreed to reduce its management fee and absorb certain operating expenses of the Portfolios. If these expense waivers had not been in effect, the expense ratio of each share class would have increased by .06% of average net assets for Horizon 20+, .04% for Horizon 10+ and .05% for Horizon 5. There would have been a corresponding decrease in the net investment income ratio for the period. The waivers were discontinued on August 1, 1996.

NOTES

                                                                           NOTES

NOTES

TRUSTEES AND OFFICERS

TRUSTEES                   OFFICERS

DANIEL PIERCE              MARK S. CASADY               STEVEN H. REYNOLDS
Chairman and Trustee       President                    Vice President
JAMES E. AKINS             PHILIP J. COLLORA            LINDA J. WONDRACK
Trustee                    Vice President,              Vice President
ARTHUR R. GOTTSCHALK       Secretary and Treasurer      JOHN R. HEBBLE
Trustee                    JERARD K. HARTMAN            Assistant Treasurer
FREDERICK T. KELSEY        Vice President               MAUREEN E. KANE
Trustee                    WILLIAM M. KNAPP             Assistant Secretary
FRED B. RENWICK            Vice President               CAROLINE PEARSON
Trustee                    THOMAS W. LITTAUER           Assistant Secretary
JOHN B. TINGLEFF           Vice President               ELIZABETH C. WERTH
Trustee                    ANN M. MCCREARY              Assistant Secretary
EDMOND D. VILLANI          Vice President
Trustee                    KATHRYN L. QUIRK
JOHN G. WEITHERS           Vice President
Trustee


--------------------------------------------------------------------------------
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419557
                                      Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND                         INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                        801 Pennsylvania
                                      Kansas City, MO 64105

--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza  Chicago,
                                      IL 60606-5808
                                      www.kemper.com

[KEMPER FUNDS LOGO]
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)


Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Horizon Fund prospectus.

KHF - 3 (3/98) 1044920